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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT REGISTRED
                             PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated November 10, 2003, in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-111008) and related Prospectus of Neenah Foundry Company for the registration of $133,130,000 of its 11% Senior Secured Notes.

                                              ERNST & YOUNG LLP

Milwaukee, Wisconsin
August 24, 2004